EXHIBIT 10.2

The offer and sale of this Convertible Promissory Note and of the equity securities issuable upon conversion hereof have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state or other jurisdiction (together, the "Securities Laws") and may not be offered for sale, sold or otherwise transferred or encumbered in the absence of compliance with such Securities Laws and until the Company (as defined herein) shall, if it so requests, have received an opinion from counsel acceptable to it that the proposed disposition will not violate any applicable Securities Laws. This Note is non-negotiable and non-transferable and no interest shall be paid except to the payee named herein except as otherwise noted herein. This Note is secured by a Security Agreement of even date herewith given by the Company to the Holder (as defined herein).


                    INNOVATIVE GAMING CORPORATION OF AMERICA
                           CONVERTIBLE PROMISSORY NOTE


$                                                              Las Vegas, Nevada
 -----------                                                   -----------------


         FOR VALUE RECEIVED, Innovative Gaming Corporation of America, a Minnesota corporation (the "Company"), promises to pay to ____________________, or its successors and assigns (collectively, the "Holder"), in lawful money of the United States of America, on _______ the date 18 months from date of this Note, the principal sum of ____________________ ($______), together with interest on the unpaid principal balance at a rate equal to FIVE AND ONE-HALF PERCENT (5.5%) per annum, in the manner provided below.

1.       PAYMENTS.

         1.1 Interest. The principal amount of $______ will bear interest at a rate equal to FIVE AND ONE-HALF PERCENT (5.5%) per annum, and shall be due and payable on the last day of each of the Company's fiscal quarters, commencing on the last day of the Company's current fiscal quarter, and at final maturity; in the event that any principal amount of this Note is converted into Series A-1 5.5% Convertible Preferred Stock as provided below, all accrued but unpaid interest with respect to the principal amount so converted shall be due and payable on the date of such conversion. Interest shall be computed on the basis of actual days elapsed and a year of 360 days. Upon the happening of any Event of Default, this Note, at the option of the Holder, shall bear interest until paid in full at a rate per annum equal to the rate of 15%.

         1.2 Manner of Payment. All payments of principal and interest on this Note (other than any payments made in the form of Series A-1 5.5% Convertible Preferred Stock as provided below) shall be made in immediately available funds wired to the account designated by the Holder. If any payment due under this
Note is due on a day which is not a Business Day (as defined below), such payment shall be due on the next succeeding Business Day, and such extension of time shall not be taken into account in calculating the amount of interest payable under this Note. The term "Business Day" shall mean any day other than a Saturday, Sunday or legal holiday in the State of Minnesota.

2.       DEFAULT.

          2.1 Event of Default. The occurrence of any one or more of the following events shall constitute a breach hereunder (an "Event of Default"):

                    (a) The Company shall fail to make any payment of principal or interest hereon when due or shall default in performance of any covenant or agreement contained herein.

                    (b) The Company  shall become  insolvent or shall  generally not pay its debts as they mature or shall apply for, shall consent to, or shall acquiesce in the appointment of a custodian, trustee or receiver for the Company or for a substantial part of the property thereof or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for the Company or for a substantial part of the property thereof; or any bankruptcy, reorganization, debt arrangement or other proceedings under any bankruptcy or insolvency law shall be instituted by or against the Company.

                    (c) The maturity of any material indebtedness of the Company (other than the indebtedness on this Note) shall be accelerated or the Company shall fail to pay any such material indebtedness when due or, in the case of indebtedness payable on demand, when demanded. For these purposes, indebtedness of the Company shall be deemed material if it exceeds $100,000 as to any item of indebtedness or in the aggregate for all items of indebtedness with respect to which any of the events described in this paragraph has occurred.

                    (d) Any default shall occur under the terms of the Security Agreement or the Securities Purchase Agreement dated as of August 20, 2002 by and between the Company and the Holder (the "Securities Purchase Agreement") and shall continue for more than the period of grace, if any, applicable thereto.

                    (e) A judgment or judgments for the payment of money in excess of the sum of $25,000 in the aggregate shall be rendered against the Company and the Company shall not discharge the same or provide for its discharge, or procure a stay of execution thereof, prior to any execution on such judgment, within 15 days from the date of entry thereof, and within said period of 15 days, or such longer period during which execution shall be stayed, appeal therefrom and cause the execution to be stayed during such appeal.

                    (f) Any execution or attachment shall be issued whereby any substantial part of the property of the Company shall be taken or attempted to be taken and the same shall not have been vacated or stayed within 15 days after the issuance thereof.

                  (g) The Security Agreement or the Securities Purchase Agreement shall, at any time, cease to be in full force and effect or shall be judicially declared null and void, or the validity or enforceability thereof shall be contested by the Company.


                  (h) The taking of any action described in Article 8 of the Company's Certificate of Designation for the Company's Series A-1 5.5% Convertible Preferred Stock after the date on which shares of Series A-1 5.5% Convertible Preferred Stock are issued without the shareholder approval required by such Article.

                  (i) Any representation or warranty or covenant of the Company made in the Securities Purchase Agreement, or in any agreement, statement or certificate given in writing pursuant thereto or in connection therewith, shall prove to have been untrue or incorrect in any material respect as of the date it was made, furnished or delivered.

          2.2 Remedies. Upon the occurrence of an Event of Default (unless all Events of Default have been cured by the Company or waived by Holder), Holder may declare this Note to be, and the same shall forthwith become, immediately due and payable and Holder may exercise all rights and remedies under the Security Agreement and all rights available to it under law, including its rights under Section 4 hereof.

3. TRANSFERABILITY. Except as otherwise provided in Section 6.6 below, Holder is prohibited from transferring any of its right, title and interest in this Note.

4. CONVERSION.

4.1 Conversion into Preferred Stock. At any time while there remains any unpaid principal or accrued interest outstanding hereunder, Holder shall have the right, at its option and in accordance with the provisions of Section 4.2 hereof, in whole or in part, to convert the unpaid balance of principal due hereunder into fully paid and nonassessable shares of Series A-1 5.5% Convertible Preferred Stock. Subject to adjustment as described below, the number of shares of Series A-1 5.5% Convertible Preferred Stock into which this Note may be converted (the "Conversion Shares") shall be equal to the principal to be so converted divided by 1,000.

          4.2 Conversion Procedure.

                  (a) Notice of Conversion. Holder shall not be entitled to convert this Note into shares of Series A-1 5.5% Convertible Preferred Stock until it has surrendered this Note at the Company's office and given written notice to the Company in the form attached hereto as Exhibit A (the "Conversion Notice") of Holder's election to convert all or any portion of the principal of this Note pursuant to Section 4.1. If this Note is converted only in part and not in full, the Company shall execute and deliver a new note to the Holder thereof in the principal amount equal to that portion of the principal of this Note not so converted.

                  (b) Mechanics and Effect of Conversion. No fractional shares of Series A-1 5.5% Convertible Preferred Stock shall be issued upon conversion of this Note. Upon the conversion of this Note pursuant to

         Section 4.1, the Holder shall surrender this Note, duly endorsed, at the Company's principal office. At its expense, the Company shall, as soon as practicable after any conversion, issue and deliver to such Holder a certificate or certificates for the number of shares of Series A-1 5.5% Convertible Preferred Stock to which the Holder shall be entitled upon such conversion (bearing such legends as are required by the Securities Purchase Agreement and by applicable state and federal securities laws in the opinion of Company's counsel), together with a new note for the principal amount of the Note that was not converted. Upon conversion of all or a portion of the principal owing under this Note, the Company shall be forever released from all its obligations and liabilities under this Note, to the extent of the amount so converted; provided, that the Company shall remain obligated to pay interest accrued but unpaid on the amount of principal so converted through the date of such conversion.

         4.3 Reservation of Preferred Stock. For so long as any principal under this Note remains outstanding, the Company shall reserve and keep available such number of shares of Series A-1 5.5% Convertible Preferred Stock as shall from time to time be sufficient to effect conversion of this Note. The Company covenants that all shares of Series A-1 5.5% Convertible Preferred Stock which shall be so issuable shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, free from preemptive or similar rights on the part of the holders of any shares of capital stock or securities of the Company or any other person or entity, and free from all taxes, liens and charges with respect to the issue thereof (not including any income taxes payable by the Holder of this Note in respect of gains thereon). The Company shall use its best efforts to take all such action as may be necessary to ensure that such shares of Series A-1 5.5% Convertible Preferred Stock may be so issued without violation of any applicable law or regulation, or of any applicable requirements of the National Association of Securities Dealers, Inc. and of any domestic securities exchange upon which the Common Stock of the Company may be listed.

         4.4 Limitations on Conversion Shares. For so long as the Company's Common Stock is listed on the Nasdaq SmallCap Market ("Nasdaq"), the Company will not issue Conversion Shares on conversion of this and any similar notes issued in the Private Placement (as defined in the Securities Purchase Agreement) in excess of the Maximum Issuance Amount (as defined below), unless its shareholders have approved such issuance as required by Nasdaq rules. The "Maximum Issuance Amount" is equal to 20% of the number of shares of the Company's Common Stock which were issued and outstanding on the Initial Closing Date (as defined in the Securities Purchase Agreement). If after October 15, 2002 (which date shall be extended to November 30, 2002 in the event of delays caused by the SEC or gaming regulatory authorities with jurisdiction over the Company) the Holder is unable to convert some or all of this Note upon request by reason of this Section 4.4 or because the Company shall have failed to obtain the shareholder approval described in Section IV.E of the Securities Purchase Agreement, the Holder may elect, at the Holder's sole discretion, to (i) rescind any conversion request and retain this Note and the Holder's rights hereunder as though no such request had been made, (ii) (A) accept as many Conversion Shares as are issuable, (B) receive payment of accrued but unpaid interest pursuant to
Section 1.1 with respect to the principal amount so converted and (C) retain the remainder of the principal amount of this Note together with accrued but unpaid interest thereon or (iii) treat such event as an Event of Default and exercise its remedies pursuant to Section 2.2 (except that the amount that shall become due and payable upon declaration that this Note is due and payable shall be an amount equal to (x) all accrued interest on the principal amount of this Note plus (y) two (2) times the principal amount of this Note).

5. ANTI-DILUTION ADJUSTMENTS.

         5.1 Adjustments for Stock Splits and Subdivisions. In the event the Company should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Series A-1 5.5% Convertible Preferred Stock, or for the determination of holders of Series A-1 5.5% Convertible Preferred Stock entitled to receive a dividend or other distribution payable in additional shares of Series A-1 5.5% Convertible Preferred Stock or other securities or rights convertible into, or entitling the holder thereof to directly or indirectly receive additional shares of Series A-1 5.5% Convertible Preferred Stock (the "Series A-1 5.5% Convertible Preferred Stock Equivalents") without payment of any consideration by such holder for the additional shares of Series A-1 5.5% Convertible Preferred Stock or Series A-1 5.5% Convertible Preferred Stock Equivalents (including the additional shares of Series A-1 5.5% Convertible Preferred Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the number of shares of Series A-1 5.5% Convertible
Preferred Stock issuable upon conversion of this Note shall be adjusted in proportion to the increase of such outstanding shares.

         5.2 Adjustments for Reverse Stock Splits. If the number of shares of Series A-1 5.5% Convertible Preferred Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Series A-1 5.5% Convertible Preferred Stock through a reverse stock split, then, following the record date of such combination, the number of shares of Series A-1 5.5% Convertible Preferred Stock issuable upon conversion of this Note shall be appropriately decreased in proportion to the decrease in such outstanding shares.

         5.3 Adjust for Reorganization, Reclassification, Merger and Sale. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Series A-1 5.5% Convertible Preferred Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such common shares, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to convert and receive upon the basis and upon the terms and conditions specified in this Note and in lieu of the shares of Series A-1 5.5% Convertible Preferred Stock immediately theretofore convertible and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to the Holder as if it had exercised this Note and had received such shares of Series A-1 5.5% Convertible Preferred Stock prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume, by written instrument executed and mailed to the registered Holder of this Note, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to convert.

6. MISCELLANEOUS.

          6.1 Waiver. No waiver by Holder of any right or remedy under this Note shall be effective unless in a writing signed by Holder. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Holder will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Holder arising out of this Note can be discharged by Holder, in whole or in part by a waiver or renunciation of the claim or right unless in a writing, signed by Holder, (b) no waiver that may be given by Holder will be applicable except in the specific instance for which it is given, and
(c) no notice to or demand on the Company will be deemed to be a waiver of any obligation of the Company or of the right of Holder to take further action without notice or demand as provided in this Note. The Company hereby waives presentment, demand, protest and notice of dishonor and protest.

          6.2 Amendment. This Note may not be amended or modified except by an instrument in writing signed by the party against whom enforcement of any amendment or modification is sought.

          6.3 Notices. Any notice or other communication or delivery required or permitted hereunder shall (1) be in writing and shall be delivered personally, by certified mail (postage prepaid), by a nationally recognized overnight courier service, or by electronic mail or facsimile transmission, and (2) and shall be deemed given when so delivered personally, if mailed, three (3) days after the date of deposit in the United States mails, when delivered by overnight courier service, or, if transmitted electronically or by facsimile, upon receipt of electronic confirmation of transmission, as follows:

         If to the Company:           Innovative Gaming Corporation of America
                                      Attention: Loren A. Piel, General Counsel
                                      333 Orville Wright Court
                                      Las Vegas, Nevada 89119
                                      Tel: (702) 614-7199
                                      Fax: (702) 614-7114
                                      E-Mail: lpiel@igca.com

         With a copy to:              Maslon Edelman Borman & Brand, LLP
                                      Attention: Douglas T. Holod, Esq.
                                      3300 Wells Fargo Center
                                      90 South Seventh Street
                                      Minneapolis, Minnesota 55402
                                      Tel: (612) 672-8313
                                      Fax: (612) 642-8313
                                      E-Mail: doug.holod@maslon.com

         If to Holder:
                                      __________________________________

                                      __________________________________

                                      __________________________________

         6.4 Severability. If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

          6.5 Governing Law. This Note will be governed by the laws of the State of Minnesota without regard to the conflicts of law principles of such state.

         6.6 Consent to Jurisdiction. AT THE OPTION OF THE HOLDER THIS NOTE MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY, MINNESOTA; AND THE COMPANY CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT THE VENUE IN SUCH FORUMS IS NOT CONVENIENT. IF THE COMPANY COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE, THE HOLDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR, IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

         6.7 Costs and Expenses. The Company shall reimburse the Holder upon demand for all reasonable out-of-pocket expenses paid or incurred by the Holder (including reasonable attorneys' fees) in connection with the amendment, modification, interpretation, collection and enforcement of this Note.

         6.8 Parties in Interest; Assignment. This Note shall bind the Company and its successors and assigns. This Note shall not be assigned by Holder without the express prior written consent of the Company, which consent may be granted or withheld in the Company's reasonable discretion.

         IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first stated above.


                            INNOVATIVE GAMING CORPORATION OF AMERICA:


                            By:
                                   ---------------------------------------------
                            Name:  Laus M. Abdo
                            Its: President, Chief Executive Officer and Chief Financial Officer

                                    EXHIBIT A


                              NOTICE OF CONVERSION
                          AT THE ELECTION OF THE HOLDER


                   (To Be Signed Only Upon Conversion of Note)


TO INNOVATIVE GAMING CORPORATION OF AMERICA:

          The undersigned, the Holder of the foregoing Note, hereby surrenders such Note for conversion into shares of Series A-1 5.5% Convertible Preferred Stock, to the extent of $____________ of the principal, and requests that the certificates for such shares be issued in the name of, and delivered to,_____________________________________ whose address is set forth below:


         Delivery Address:


                ______________________________________________________

                ______________________________________________________

                ______________________________________________________





Dated:
      _____________________




                              __________________________________________________
                              (Signature must conform in all respects to name of Holder as specified on the face of the Note)